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                                                                 ARTHUR ANDERSEN


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made part of this Registration Statement File No. 333-52711 for Hartford Life Insurance Company Separate Account Three on Form N-4.


                                                         /s/ Arthur Andersen LLP
Hartford, Connecticut
September 20, 2000